SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


                                August 10, 2001
                     --------------------------------------
                Date of Report (Date of earliest event reported)


                                 PepsiCo, Inc.
                    ----------------------------------------
             (Exact name of registrant as specified in its charter)

                                 North Carolina
                       ---------------------------------
                 (State or other jurisdiction of incorporation)


              1-1183                              13-1584302
      (Commission File Number)        (IRS Employer Identification No.)



                700 Anderson Hill Road, Purchase, New York 10577
                ------------------------------------------------
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (914) 253-2000


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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits

     99.1 Graphic presentation materials.


Item 9.   Regulation FD Disclosure

     On August 10, 2001, a presentation regarding the merger of PepsiCo and The Quaker Oats Company is being webcast. Certain graphic materials relating to the presentation are attached to this report as Exhibit 99.1.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 10, 2001                           PepsiCo, Inc.



                                         By:    /S/ LAWRENCE F. DICKIE
                                                ----------------------
                                                Lawrence F. Dickie
                                                Vice President,
                                                Associate General Counsel
                                                and Assistant Secretary



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                               INDEX TO EXHIBITS


Exhibit Number                    Description                             Page

    99.1            Graphic presentation materials                         5






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